Exhibit 99.5

To the Holders of BOH Holdings, Inc. Common Stock

To vote in the BOH Holdings, Inc. special meeting, please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to John McWhorter, Executive Vice President, Chief Financial Officer and Corporate Secretary, BOH Holdings, Inc., 750 Bering Drive, Suite 100, Houston, Texas 77057.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. APPROVAL OF THE MERGER PROPOSAL. To approve the Agreement and Plan of Reorganization, dated as of November 21, 2013, by and between Independent Bank Group, Inc. and BOH Holdings, Inc., pursuant to which BOH Holdings, Inc. will merge with and into Independent Bank Group, Inc., all on and subject to the terms and conditions contained therein, and the merger described therein.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. APPROVAL OF THE ADJOURNMENT PROPOSAL. To approve the adjournment of the BOH Holdings, Inc. special meeting to a later date or dates, if the board of directors of BOH Holdings, Inc. determines such an adjournment is necessary to permit solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to constitute a quorum or to approve the reorganization agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE: There will be no other business conducted at the special meeting.

	Yes	No
Please indicate if you plan to attend the special meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: If you have questions about the merger or the BOH Holdings, Inc. special meeting, need additional copies of the joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact John McWhorter, BOH Holdings, Inc.’s Executive Vice President, Chief Financial Officer and Corporate Secretary, at the following address or by calling the following telephone number: BOH Holdings, Inc., 750 Bering Drive, Suite 100, Houston, Texas 77057, (713) 789-6100.

BOH HOLDINGS, INC.

Special Meeting of Shareholders

March 27, 2014 : [    ] [a.m./p.m.]

This proxy is solicited by the Board of Directors

The undersigned holder(s) of BOH Holdings, Inc. common stock hereby revokes all previous proxies, if any, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus, and hereby appoints [            ], [            ] and [            ] and each of them, as attorneys, agents and proxies of the undersigned, with full powers of substitution, to attend and act as proxies of the undersigned at the Special Meeting of Shareholders of BOH Holdings, Inc. to be held at the offices of Bank of Houston, 750 Bering Drive, Suite 100, Houston, Texas 77057, on Thursday, March 27, 2014 at [    ] [a.m./p.m.] Central Time, and any and all adjournments thereof, and to vote as specified herein the number of shares of common stock that the undersigned, if personally present, would be entitled to vote, with the same force and effect as the undersigned might or could do if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the board of directors of BOH Holdings, Inc.

THE BOARD OF DIRECTORS OF BOH HOLDINGS, INC. UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2: (1) THE APPROVAL OF THE REORGANIZATION AGREEMENT AND THE MERGER CONTEMPLATED THEREIN AND (2) THE APPROVAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF THE BOARD OF DIRECTORS OF BOH HOLDINGS, INC. DETERMINES SUCH AN ADJOURNMENT IS NECESSARY TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO CONSTITUTE A QUORUM OR TO APPROVE THE REORGANIZATION AGREEMENT.

Continued and to be signed on reverse side

Exhibit 99.5

To the Holders of BOH Holdings, Inc. Series D Preferred Stock

To vote in the BOH Holdings, Inc. special meeting, please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to John McWhorter, Executive Vice President, Chief Financial Officer and Corporate Secretary, BOH Holdings, Inc., 750 Bering Drive, Suite 100, Houston, Texas 77057.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. APPROVAL OF THE MERGER PROPOSAL. To approve the Agreement and Plan of Reorganization, dated as of November 21, 2013, by and between Independent Bank Group, Inc. and BOH Holdings, Inc., pursuant to which BOH Holdings, Inc. will merge with and into Independent Bank Group, Inc., all on and subject to the terms and conditions contained therein, and the merger described therein.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. APPROVAL OF THE ADJOURNMENT PROPOSAL. To approve the adjournment of the BOH Holdings, Inc. special meeting to a later date or dates, if the board of directors of BOH Holdings, Inc. determines such an adjournment is necessary to permit solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to constitute a quorum or to approve the reorganization agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE: There will be no other business conducted at the special meeting.

	Yes	No
Please indicate if you plan to attend the special meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: If you have questions about the merger or the BOH Holdings, Inc. special meeting, need additional copies of the joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact John McWhorter, BOH Holdings, Inc.’s Executive Vice President, Chief Financial Officer and Corporate Secretary, at the following address or by calling the following telephone number: BOH Holdings, Inc., 750 Bering Drive, Suite 100, Houston, Texas 77057, (713) 789-6100.

BOH HOLDINGS, INC.

Special Meeting of Shareholders

March 27, 2014 : [    ] [a.m./p.m.]

This proxy is solicited by the Board of Directors

The undersigned holder(s) of BOH Holdings, Inc. Series D preferred stock hereby revokes all previous proxies, if any, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus, and hereby appoints [            ], [            ] and [            ] and each of them, as attorneys, agents and proxies of the undersigned, with full powers of substitution, to attend and act as proxies of the undersigned at the Special Meeting of Shareholders of BOH Holdings, Inc. to be held at the offices of Bank of Houston, 750 Bering Drive, Suite 100, Houston, Texas 77057, on Thursday, March 27, 2014 at [__] [a.m./p.m.] Central Time, and to vote as specified herein the number of shares of Series D preferred stock that the undersigned, if personally present, would be entitled to vote, with the same force and effect as the undersigned might or could do if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the board of directors of BOH Holdings, Inc.

THE BOARD OF DIRECTORS OF BOH HOLDINGS, INC. UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2: (1) THE APPROVAL OF THE REORGANIZATION AGREEMENT AND THE MERGER CONTEMPLATED THEREIN AND (2) THE APPROVAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF THE BOARD OF DIRECTORS OF BOH HOLDINGS, INC. DETERMINES SUCH AN ADJOURNMENT IS NECESSARY TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO CONSTITUTE A QUORUM OR TO APPROVE THE REORGANIZATION AGREEMENT.

Continued and to be signed on reverse side